UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
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Planet411.com Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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8720 DUFROST
ST. LEONARD, QUEBEC H1P 2Z5

March 9, 2007

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Planet411.com Inc., which will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on March 30, 2007, at 11:00 am Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Planet411.com Inc.

Sincerely,

/s/ Derek Ivany Derek Ivany Chief Executive Officer and Director

PLANET411.COM INC.
8720 DUFROST
ST. LEONARD, QUEBEC H1P 2Z5

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 9, 2007
To the Shareholders of Planet411.com Inc.:

The annual meeting of shareholders of Planet411.com Inc. will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on March 30, 2007, at 11:00 am Pacific Daylight Time

1.	To elect 3 directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Moore & Associates Chartered as the Company’s independent certified public accountants for the fiscal year ended June 30, 2007;

3.	To approve the one for 500 reverse split of stock as approved by the Board of Directors on February 19, 2007; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on February 19, 2007 are entitled to notice of and to vote at the meeting. The Company’s proxy statement accompanies this notice. All shareholders are invited to attend the meeting in person.
By Order of the Board of Directors,

/s/ Derek Ivany Derek Ivany Chief Executive Officer and Director

March 9, 2007
IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE PLANET411.COM INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

8720 DUFROST
ST. LEONARD, QUEBEC H1P 2Z5

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
To be held March 30, 2007

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PLANET411.COM INC. OR ANY OTHER PERSON.

MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Planet411.com Inc. (the “Company”) for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, on March 30, 2007, at 11:00 am Pacific Daylight Time, for the following purpose:

1.	To elect 3 directors to serve until the next annual meeting of the shareholders and until a successor has been elected and qualified;

2.	To confirm the appointment of Moore & Associates Chartered as the Company’s independent certified public accountants for the fiscal year ended June 30, 2007;

3.	To approve the one for 500 reverse split of stock as approved by the Board of Directors on February 19, 2007; and

4.	To transact any other business that may properly come before the meeting or any adjournment of the meeting.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about March 9, 2007.

RECORD DATE

The Board of Directors of Planet411.com Inc. has fixed the close of business on February 19, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.

PROXY SOLICITATION

In addition to the solicitation of proxies by the Board of Directors through use of the mails, proxies may also be solicited by Planet411.com Inc. and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $1,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to the Chief Executive Officer, Derek Ivany, 8720 Dufrost, St. Leonard, Quebec H1P 2Z5.

QUORUM

The presence, in person or by proxy duly authorized, of a majority of the shares of the capital stock of the Company issued and outstanding and entitled to vote shall be necessary to constitute a quorum. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The nominees elected as directors are those receiving a majority vote of the shares present in person or represented by proxy. Shareholders entitled to vote at any election of directors are not entitled to cumulative votes. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum, but will have no other effect on the election of directors.

Confirmation of Moore & Associates Chartered as auditors for the Company will require a majority vote of the shares present in person or represented by proxy at any meeting at which a quorum is present.

The affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date is required for the approval of the one for 500 reverse stock split. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting. On February 19, 2007, there were an aggregate of 122,971,743 shares of common stock outstanding and entitled to vote.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non−votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the annual meeting.

OTHER MATTERS

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

SHAREHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the annual meeting.

The deadline for submittal of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

REVOCATION OF PROXY

Execution of a proxy by a shareholder will not affect such shareholder's right to attend the annual meeting and to vote in person. Any shareholder who executes a proxy has a right to revoke it at any time before it is voted by: (a) advising the Company in writing of such revocation; (b) executing a later−dated proxy which is presented to us at or prior to the annual meeting; or (c) appearing at the annual meeting and voting in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the any matter to be acted upon other than the election of directors.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.
PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the annual meeting, shareholders will be asked to consider and to take action on the election of 3 persons to the Board of Directors (the “Board”). The persons named below are nominees for election as a director and all nominees are currently serving as directors of the Company. If any such nominee cannot be a candidate for election at the annual meeting, then it is management's intention to vote its shares voted either for a substitute nominee designated by the Board or for the election only of the remaining nominees.

Name	Age
Derek Ivany	24
Victor Cantore	42
Shing Lo	38

Set forth below is a brief description of the background and business experience of each of the nominees for director.

Derek Ivany. Mr. Ivany was appointed to our board of directors on September 15, 2005 and was appointed as our Chief Executive Officer and Chief Financial Officer on November 29, 2005. Mr. Ivany’s business experience has been focused in the area of technical services. Since March 2000, Mr. Ivany has acted as a consultant in the technical services area to TransEuro Energy Corp. and Tainted Enterprises Inc. In September 2004, Mr. Ivany co-founded with Mr. Lo Indochina Securities Inc.  Since June 2005, Mr. Ivany has served as the Vice President of Business Development and a director of Star Uranium Corporation, a Canadian corporation trading on the TSX Venture Exchange.

Victor Cantore. Mr. Cantore became our President, Secretary and sole director on November 14, 2001 and served as our Chief Executive Officer and Chief Financial Officer until November 29, 2005. From 1999 to 2001, Mr. Cantore has operated his own venture capital fund, Cantore Capital. From June 1992 to April 1999, he was an investment advisor with RBC Dominion Securities and Tasse & Associates.

Shing Lo. Mr. Lo was appointed to our board of directors on September 15, 2005. From March 2000 to the present, Mr. Lo has acted as an investment consultant to Investor Group, a company located in Brampton, Ontario, Canada. From January 2002 to the present, Mr. Lo has also acted as an investment consultant to WorldSource Financial Management, a company located in Toronto, Ontario, Canada. In September 2004, Mr. Lo co-founded with Mr. Ivany Indochina Securities Inc.

It is the intention of the person named in the accompanying proxy to vote proxies for the election of the 3 nominees. Each nominee has consented to being named in this proxy statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy as proxy holders intend to vote for substitute nominees.

TERMS OF OFFICE

Our directors are appointed for a one-year term to hold office until the next annual meeting of our shareholders, or until their successors are elected and qualified, or until removed from office in accordance with our bylaws.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Our executive officers are appointed by our board of directors and hold office until removed by the board. The following table sets forth the names of the Company’s executive officers, their ages, and present position.

Name	Age	Position
Derek Ivany	24	Chief Executive Officer & Chief Financial Officer

Information describing the background and experience of Mr. Ivany is set forth above.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to the Company’s former or current executive officers for each of the last two completed fiscal years.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Derek Ivany CEO & CFO	2006 2005	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a	0 n/a
Victor Cantore Former CEO & CFO	2006 2005	0 0	0 0	0 0	0 0	0 0	0 0	0 0	0 0

Narrative Disclosure to Summary Compensation Table

We did not compensate our executive officers during the fiscal year ended June 30, 2006 or 2005.

OUTSTANDING EQUITY AWARDS

The table below sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards for our named executive officers as of the end of our last completed fiscal year end:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Derek Ivany	-	-	-	-	-	-	-	-	-
Victor Cantore	500,000 125,000	- -	- -	0.18 2.00	2/28/2011 2/28/2010	-	-	-	-

COMPENSATION TO DIRECTORS

The table set forth below summarizes all compensation of our directors for our last completed fiscal year:

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Derek Ivany	-	-	-	-	-	-	-
Victor Cantore	-	-	-	-	-	-	-
Shing Lo	-	-	-	-	-	-	-

Narrative Disclosure to Director Compensation Table

We did not compensate members of the board of directors during the fiscal year ended June 30, 2006.

SIGNIFICANT EMPLOYEES

We have no significant employees other than our sole executive officer, Mr. Ivany.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers, or persons nominated or chosen by us to become directors or executive officers.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceeding. We are not aware of any pending legal proceeding to which any of our officers, directors, or any beneficial holders of 5% or more of our voting securities are adverse to us or have a material interest adverse to us.

To the best of the Company’s knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors, and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of the Company’s knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended June 30, 2006, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended June 30, 2006:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Derek Ivany CEO, CFO, & Director	0	0	0
Victor Cantore Director	0	0	0
Shing Lo Director	0	0	0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 19, 2007, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own more than 5% of the our common stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 122,971,743 shares of common stock issued and outstanding on February 19, 2007.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as described in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Except as otherwise indicated, the address of each person named in this table is c/o Planet411.com Inc., 8720 Dufrost, St. Leonard, Quebec H1P 2Z5.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class
Executive Officers and Directors
Common	Derek Ivany	0	0%
Common	Victor Cantore	52,000,000	42.8% (2)
Common	Shing Lo	0	0%
Total of all Directors and Executive Officers		52,000,000	42.8%
More than 5% Beneficial Owners
Common	Frank Cantore 4517 Nakur Pierrefonds, Quebec H9A 2S2 Canada	10,310,000	8.4%
Common	Le Deck Global Holdings Limited N7047 Prvdnc RS E Hll Street Nassau, Bahamas	8,598,623	7.0%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Included in the calculation of the beneficial ownership for Mr. Cantore are 625,000 options which are immediately exercisable.

Planet411.com Inc. does not currently have a compensation committee, executive committee, or stock plan committee. Planet411.com Inc. is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “PFOO.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

AUDIT COMMITTEE

We do not have a separately-designated standing audit committee. The entire Board of Directors performs the functions of an audit committee, but no written charter governs the actions of the Board when performing the functions of that would generally be performed by an audit committee. The Board approves the selection of our independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the Board reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

For the fiscal year ending June 30, 2006, the Board:

1.	Reviewed and discussed the audited financial statements with management, and

2.	Reviewed and discussed the written disclosures and the letter from our independent auditors on the matters relating to the auditor's independence.

Based upon the Board’s review and discussion of the matters above, the Board authorized inclusion of the audited financial statements for the year ended June 30, 2006 to be included in the Annual Report on Form 10-KSB and filed with the Securities and Exchange Commission.

NOMINATION COMMITTEE

The Company's Board of Directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the Board, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the Board for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

▪	The appropriate size of the Company’s Board of Directors;

▪	The needs of the Company with respect to the particular talents and experience of its directors;

▪
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

▪	Experience in political affairs;

▪	Experience with accounting rules and practices; and

▪	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

The Company’s goal is to assemble a Board that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The Board does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

MEETINGS OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2006, the Board did not meet in person or by telephonic conference, but matters were approved by consent resolution which in each case was signed by each of the members of the Board then serving.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY PLANET411.COM INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 2
SELECTION OF AUDITORS

The Board of Directors selected Moore & Associates Chartered as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended June 30, 2007. The Board is asking the shareholders to confirm this appointment.

Representatives of Moore & Associates Chartered are not expected to be present at the annual meeting of the shareholders.

AUDIT FEES

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements included in our quarterly reports on Form 10-QSB and the audit of our annual financial statements for the fiscal years ended June 30, 2006 and June 30, 2005 were approximately $9,000 and $3,500 respectively.

AUDIT-RELATED FEES

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

TAX FEES

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended June 30, 2006 and 2005.

ALL OTHER FEES

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended June 30, 2006 and 2005 were $0 and $0 respectively.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING MOORE & ASSOCIATES CHARTERED AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY PLANET411.COM INC. WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

PROPOSAL NO. 3
TO APPROVE A REVERSE SPLIT OF STOCK AS APPROVED BY DIRECTORS

On February 19, 2007, our Board adopted a resolution seeking stockholder approval to effect a one for 500 reverse stock split of our common stock.

You have the opportunity to vote in favor or against this reverse stock split by checking the appropriate box on the attached proxy card. If you choose not to check a box on the proxy card, it is the same as voting FOR the reverse stock split.

REASONS FOR AND RISKS ASSOCIATED WITH THE PROPOSAL

Our Board believes it is in the best interests of the Company and our shareholders to implement the reverse split. Our stock price is at or near an all time low. In addition, we have issued a total of 122,971,743 shares of common stock. In order to reduce the number of shares of the common stock outstanding and thereby attempt to proportionally raise the per share price of the common stock, we believe that it is in the best interests of our stockholders for the Board to obtain the authority to implement a one for 500 reverse stock split. We have determined that we must seek additional funding or other business relationships such as a merger or reverse acquisition in order to proceed with active business operations. We believe that the overall economy and, thus, the prospect for such business relationships is presently strong. While no such relationships or funding have been identified as of yet and while no particular plans, understandings or agreements are in place, we believe that the currently large number of issued and outstanding shares may negatively affect the consummation of any such relationship and that a smaller number of issued an outstanding shares will assist in our attract funding sources or merger partners on terms that will be most beneficial to the Company and its stockholders. As a consequence, on February 19, 2007 the Board passed a resolution, and now recommends that the shareholders approve a reverse split of the Company’s common stock on a basis of one share for every 500 shares presently outstanding.

There can be no assurance that the total market capitalization of the common stock (the aggregate of the then market price) after the proposed reverse split will be equal to or greater than the total market capitalization before the proposed reverse split.

HOW THE APPROVAL WILL AFFECT SHAREHOLDERS

The proposed stock split will affect all of our stockholders uniformly and will not affect any stockholders percentage ownership interests in the company, except to the extent that the result of the reverse stock split results in any of our shareholders owning a fractional share. If this occurs, the fractional shares will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholders holding is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholders shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. Such cash payments will reduce the number of post-reverse stock split stockholders to the extent there are stockholders presently who would otherwise receive less than one share of the common stock after the reverse stock split and we elect to cash out such shareholders. In addition, the reverse stock split will not affect any stockholders percentage ownership or proportionate voting power, subject to the treatment of fractional shares.

The principal effect of the reverse stock split will be that the number of shares of the common stock issued and outstanding will be reduced from 122,971,743 shares to approximately 245,943 shares. The number of authorized shares will remain unaffected by this Proposal No. 3.

Effect on Fractional Stockholders

The percentage of outstanding shares owned by each shareholder prior to the split will remain the same. Any fractional shares created by this reverse split will be rounded up to the next whole share. Additionally, if as a result of the reverse split calculations, any shareholder’s holdings is reduced to an ownership of less than one share, or zero, we will round up that fractional share and grant such a shareholder at least one share in the Company, or, at our option, purchase the stockholder’s shares at the bid price existing for our stock on the day prior to the effectiveness of the reverse split. No transaction costs will be assessed on this sale, however, the proceeds will be subject to federal income tax. In addition, fractional shareholders will not be entitled to receive interest for the period of time between the effective date of the reverse stock split and the date they receive payment for the cashed-out shares. The payment amount will be paid to the holder in the form of a check in accordance with the procedures outlined below.

After the reverse stock split, fractional shareholders will have no further interest in us with respect to the cashed-out shares. A person otherwise entitled to a fractional interest will not have any voting, dividend or other rights except to receive payment as described above.

If you do not hold sufficient shares of common stock to receive at least one share in the reverse stock split and you want to continue to hold our common stock after the reverse stock split, you may do so by taking either of the following actions far enough in advance so that it is completed by the effective date of the reverse stock split:

1.
purchase a sufficient number of shares of the common stock so that you hold at least an amount of shares of common stock in your account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis; or

2.
if applicable, consolidate your accounts so that you hold at least an amount of shares of common stock in one account prior to the reverse stock split that would entitle you to receive at least one share of common stock on a post-reverse stock split basis. Shares held in registered form (that is, shares held by you in your own name in our stock records maintained by our transfer agent) and shares held in “street name" (that is, shares held by you through a bank, broker or other nominee), for the same investor will be considered held in separate accounts and will not be aggregated when effecting the reverse stock split.

You should be aware that, under the escheat laws of the various jurisdictions where you reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Registered and Beneficial Stockholders

Upon the reverse stock split, we intend to treat stockholders holding common stock in "street name," through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders, holding the common stock in "street name." However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered "Book-entry" shareholder

Our registered stockholders may hold some or all of their shares electronically in book-entry form. These stockholders will not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold. If you are entitled to a payment in lieu of any fractional share interest, a check will be mailed to you at your registered address as soon as practicable after the effective date.

Effect on Registered Certificated Shares

Some of our registered stockholders hold all their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, The Nevada Agency and Trust Company, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate and executed letter of transmittal you will be issued a new certificate reflecting your post-reverse stock split shares. If you are entitled to a payment in lieu of any fractional share interest, such payment will be made as described above under "Effect on Fractional Shareholders". Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so.

Potential Anti-Takeover Effect

The reverse stock split Proposal is not being proposed in response to any effort of which we are aware to accumulate the shares of common stock or obtain control of us. Other than the reverse stock split, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to affect the ability of third parties to take over or change the control of us.

Procedure for Effecting Reverse Stock Split

If the stockholders approve the reverse stock split, the reverse stock split will become effective on April 16, 2007, which is referred to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK. PROXIES SOLICITED BY PLANET411.COM INC. WILL BE SO VOTED UNLESS SHAREOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

FINANCIAL AND OTHER INFORMATION

The Company has prepared and filed the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006. The Company is sending to shareholders the annual report for the most recent fiscal year.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission (the "SEC"). You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information the Company files electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549 at prescribed rates.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations. As such, these forward-looking statements involve uncertainty and risk.

The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

By Order of the Board of Directors,

/s/ Derek Ivany Derek Ivany Chief Executive Officer and Director

PLANET411.COM INC.

Annual Meeting of Shareholders
March 30, 2007

PROXY

This Proxy is solicited on behalf of the Board of Directors for use at the
Annual Meeting on March 30, 2007

The undersigned appoints Derek Ivany of Planet411.com Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Planet411.com Inc., to be held March 30, 2007 beginning at 11:00 am, Pacific Daylight Time, at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the proxy statement sent to shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]	Total Number of Shares Held: ____________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

1.	Election of Directors

Nominees - Derek Ivany, Victor Cantore, & Shing Lo

FOR Election of ALL Nominees	NOT FOR Election of ALL Nominees	ABSTAIN
[ ]	[ ]	[ ]

Except vote withheld from the following nominee listed above. (INSTRUCTION: To withhold authority to vote for a nominee, strike a line through the nominee’s name in the list below.)

Derek Ivany   Victor Cantore  Shing Lo

2.	Confirm Appointment of Moore & Associates Chartered as auditors for the Company

FOR Appointment	NOT FOR Appointment	ABSTAIN
[ ]	[ ]	[ ]

3.	Approval of one for 500 reverse split of common stock as approved by the Board of Directors

FOR Reverse Split	NOT FOR Reverse Split	ABSTAIN
[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

__________________________ Print Name	_________________________ Signature	_______________________ Date
__________________________ Print Name	_________________________ Signature	_______________________ Date